Exhibit 23



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-77222.




                                     /S/ ARTHUR ANDERSEN LLP

Birmingham, Alabama
    March 26, 1997